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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2006

Fog Cutter Capital Group Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-23911 (Commission File Number)	52-2081138 (IRS Employer Identification No.)
1410 SW Jefferson Street, Portland, OR 97201 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 721-6500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountants

        On December 20, 2006, UHY LLP advised the registrant, Fog Cutter Capital Group Inc. (the "Company"), that the firm had resigned as the Company's auditors, effective immediately.

        The reports of UHY LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

        The Company's audit committee did not recommend a change in accountants and, as a result of the resignation, has begun a search for a new independent auditing firm.

        During the Company's most recent two fiscal years and from January 1, 2006 through December 20, 2006, there were no disagreements with UHY LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY LLP, would have caused UHY LLP to make reference to the subject matter of the disagreements in connection with its report.

        During the Company's most recent two fiscal years and from January 1, 2006 through December 20, 2006, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K.

        The Company has provided a copy of this Report to UHY LLP and requested that UHY LLP furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. A copy of the UHY LLP response letter is filed as Exhibit 16.1 to this Report.

Item 7.01. Regulation FD Disclosure.

        On December 27, 2006, the Company issued a press release regarding the resignation of UHY LLP as the Company's independent auditor. A copy of that press release is furnished as Exhibit 99.01 to this report. Such press release is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits.

        (d)    Exhibits.

        The following exhibits are filed as part of this report:

    Exhibit 16.1—Letter dated December 27, 2006 to Securities and Exchange Commission from UHY LLP.

    Exhibit 99.1—Press release dated December 27, 2006

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2006
FOG CUTTER CAPITAL GROUP INC.
	By:	/s/ R. SCOTT STEVENSON R. Scott Stevenson Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibits Number	Description
16.1	Letter dated December 27, 2006 to Securities and Exchange Commission from UHY LLP.
99.1	Press release dated December 27, 2006

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SIGNATURE
Exhibit Index